UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  Earliest  event  reported):  October  18,  2002

                            GLEN MANOR RESOURCES INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)

     0-31757                              98-0233452
     -------                              ----------
(Commission  File  Number)      (IRS  Employer Identification No.)

123  Paseo  De  La  Loma,  Upper  La  Floresta
Ajijic,  Jalisco,  Mexico,                         45920
--------------------------                         -----
(Address  of  principal  executive  offices)     (Zip  Code)

Registrant's  telephone  number,  including  area  code:  376-766-0550

ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT

Not  Applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Not  Applicable

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

Not  Applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  Applicable

ITEM  5.  OTHER  EVENTS

Not  Applicable

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

On October 18, 2002, Qui Sung Poon, resigned as a Director and Secretary Treasurer of the Company. Moreover, Mr. Poon sold all of the shares registered under his name to Michael Fisher, the President of Glen Manor Resources Inc. Mr. Poon owned 2,500,000 shares of the Company. The 2,500,000 shares represent approximately 21.22% of the issued and outstanding shares of the Company. The shares were purchased by Mr. Fisher for $2,500.

ITEM  7.  FINANCIAL  STATEMENTS

Not  Applicable

ITEM  8.  CHANGE  IN  FISCAL  YEAR

Not  Applicable

ITEM  9.  REGULATION  FD  DISCLOSURE

Not  Applicable



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GLEN  MANOR  RESOURCES  INC.
                                   ----------------------------
                                        (Registrant)

Date:  October  18,  2002                    /s/  "Michael  Fisher"
                                             ----------------------
                                   Michael  Fisher,  President  and  Director